UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): October 23, 2007.


                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

                                NO CHANGE
                          ______________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________

Item 1.01  Entry into a Material Definitive Agreement

On October 23, 2007, NIKE, Inc. (the ?Company?) entered into an Implementation Agreement with Umbro Plc, a United Kingdom company, under which the Company has offered to acquire all of the outstanding share capital of Umbro Plc in an all-cash offer of 1.95 British pounds sterling per share, and the Company and Umbro Plc agreed to the terms of the acquisition. The transaction is subject to customary closing conditions.

The above description is qualified in its entirety by reference to the full text of the Implementation Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 7.01  Regulation FD Disclosure

On October 23, 2007 the Company issued a press release disclosing the Company?s offer to acquire Umbro Plc. The Company also held a telephone call to discuss the offer to acquire Umbro Plc. The press release and a transcript of the telephone call are furnished herewith as Exhibits 99.1 and 99.2.

Item 9.01  Financial Statements & Exhibits

(d) Exhibits

     2.1 Implementation Agreement dated October 23, 2007, between Umbro Plc, NIKE Vapor Ltd. and NIKE, Inc.

The following exhibits are furnished with this Form 8-K:

    99.1   Press Release dated October 23, 2007.
    99.2   Transcript of conference call on October 23, 2007.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NIKE, Inc.
                                         (Registrant)

Date:  October 25, 2007
                                         /s/ Donald W. Blair
                                         __________________________
                                         By: Donald W. Blair
                                             Chief Financial Officer